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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                February 23, 2000



                           CONSULIER ENGINEERING, INC.
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             (Exact name of registrant as specified in its charter)




     Florida                      000-17756                   59 2556878
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 (State or other                 (Commission                (IRS Employer
 jurisdiction of                 File Number)             Identification No.)
 incorporation)




                169 TEQUESTA DRIVE #31-E, TEQUESTA, FLORIDA 33469
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                    (Address of principal executive offices)



                   Registrant's telephone number 561-745-9149
                                                 ------------

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Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         John L. Notter resigned as a director of the Company on February 8, 2000. In his letter of resignation, a copy of which is attached as an exhibit hereto, Mr. Notter cited a lack of time he had available to devote to the Company's affairs and his unfamiliarity with consumer products, the focus of the Company's business.

Item 7.  EXHIBITS

         (c) Letter of Resignation


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              CONSULIER ENGINEERING, INC.



                                              By:  /s/ Ralph D. Butler
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March 1, 2000                                      Ralph D. Butler, Secretary